MORGAN KEEGAN SELECT FUND, INC.

                       Morgan Keegan Select Financial Fund

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (800) 366-7426


                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the fund's Prospectus, dated November 1, 2001, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the distributor of the fund, by writing to the above address or by calling the toll-free number listed above.


                     --------------------------------------



                                November 1, 2001

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................1
INVESTMENT LIMITATIONS........................................................1
ADDITIONAL TAX INFORMATION...................................................11
   General...................................................................11
   Dividends and Other Distributions.........................................12
   Redemptions...............................................................13
   Hedging Strategies........................................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................14
   Letter of Intent..........................................................14
   Sales Charge Waivers......................................................15
   Additional Information on Redemptions.....................................15
VALUATION OF SHARES..........................................................16
PURCHASE OF SHARES...........................................................16
   Class A Shares............................................................16
   Class C Shares............................................................17
   Class I Shares............................................................17
PERFORMANCE INFORMATION......................................................17
   Total Return Calculations.................................................17
   Other Information.........................................................18
TAX-DEFERRED RETIREMENT PLANS................................................19
   Individual Retirement Accounts - IRAs.....................................19
   Self-Employed Individual Retirement Plans - Keogh Plans...................20
   Simplified Employee Pension Plans - SEPPS and Savings Incentive
   Match Plans for Employees - SIMPLES.......................................20
DIRECTORS AND OFFICERS.......................................................20
TABLE OF COMPENSATION........................................................21
PRINCIPAL SHAREHOLDERS.......................................................22
INVESTMENT ADVISER...........................................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................25
DISTRIBUTOR..................................................................26
DESCRIPTION OF THE FUND'S SHARES.............................................28
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PORTFOLIO
ACCOUNTING SERVICE AGENT.....................................................29
LEGAL COUNSEL................................................................29
CERTIFIED PUBLIC ACCOUNTANTS.................................................30


Dated:  November 1, 2001

                               GENERAL INFORMATION


         The Morgan Keegan Select Fund, Inc., is an open-end management investment company (the "Company") organized as a Maryland corporation on October 27, 1998. The Morgan Keegan Select Financial Fund is a diversified series of the Company. The fund offers three classes of shares: Class A shares, Class C shares and Class I shares.



                             INVESTMENT LIMITATIONS

         The following limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

         The fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

         INVESTMENT LIMITATIONS OF THE FUND

         THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

         (1) issue senior securities, except as permitted under the 1940 Act;

         (2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

         (3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities;

         (4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         (5) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

         (6) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

         (7) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

         The fund will concentrate (as such term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of large, mid- and small-cap banks and financial service companies.

         With respect to industry concentration, financial services companies include those that provide, and derive at least 40% of their revenues from, financial services (such as large, regional and community banks, thrift institutions, securities brokerage firms, investment management companies, commodity brokerage, investment banking, specialty finance credit and finance companies, insurance and insurance brokerage firms, government-sponsored agencies, financial conglomerates, leasing companies, financial publishing and news services, credit research and rating services, financial advertising, and financial equipment and technology companies.)

         THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL. THE FUND:

         (1) may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

         (2) may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

         (3) may not purchase securities when borrowings exceed 5% of its total assets;

         (4) may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)); and

         (5) may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         With respect to limitation (5), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

         The fund has a policy that 80% of its assets will be invested in equity securities of large-, mid-, and small-cap companies in the financial services industry. The fund may not change this policy without giving sixty (60) days' written notice to its shareholders.

         The following pages contain more detailed information about types of instruments in which the fund may invest, strategies the Adviser and Sub-Adviser may employ in pursuit of the fund's investment objective, and a summary of related risks. The Adviser or Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goals.

         FINANCIAL SERVICES COMPANIES include, but are not limited to businesses such as large, regional and community banks, thrift institutions, securities brokerage firms, investment management companies, commodity brokerage, investment banking, specialty finance credit and finance companies, insurance and insurance brokerage firms, government-sponsored agencies, financial conglomerates, leasing companies, financial publishing and news services, credit research and rating services, financial advertising, and financial equipment and technology companies.

         Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

         Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affects its business.

         Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Specific matters will also influence particular insurance lines. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

         Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure and the availability of funds to borrowing and interest rate levels.

         CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares, which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.

         CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

         U.S. GOVERNMENT SECURITIES. The fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Stripped Government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

         Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

         INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         FOREIGN SECURITIES. While the fund does not intend to invest in foreign securities, the fund may hold foreign securities under certain circumstances, such as if the fund holds securities of an issuer that is acquired by a foreign company. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities of foreign issuers may not be registered with the Securities and Exchange Commission and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. issuers.

         FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts and Futures Margin Payments.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         Combined   Positions   involve   purchasing  and  writing   options  in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

         The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

         In addition, the fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         The limitations below on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.

         TRUST PREFERRED SECURITIES. The fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the fund.

         ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the fund's investments and, through reports from the Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

         Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors.

         Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the fund, however, could affect adversely the marketability of such portfolio securities and the fund might be unable to dispose of such securities promptly or at reasonable prices.

         DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the fund's investments. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

         The fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

         REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), each fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover their obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

         SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser or Sub-Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser's or Sub-Advisor's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the SEC Staff that the fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         TOTAL RETURN is composed of the income received on the securities held by the fund and either capital appreciation or depreciation of those securities.

         The fund may not issue senior securities, except as permitted under the 1940 Act. This policy shall not prohibit deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts.

         The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.


                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.


GENERAL

         The fund (which is treated as a separate corporation for federal tax purposes) intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain plus, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the fund, these requirements include the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of the quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

         A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by the fund of net capital gain do not qualify for the dividends-received deduction.

         Dividends or other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

         A dividend or capital gain distribution paid shortly after shares have been purchased, although, in effect, a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS

         A redemption of the fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of the fund for shares of another Morgan Keegan Fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of the fund or acquires Class A shares of another fund in the Morgan Keegan family of funds without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of the fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

         If shares of the fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

HEDGING STRATEGIES

         The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Certain futures and foreign currency contracts in which the fund may invest will be "section 1256 contracts." Section 1256 contracts held by the fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the fund, without in either case increasing the cash available to the fund.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property;

for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

         If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

LETTER OF INTENT

         The sales charge applicable to purchases of Class A shares is reduced to 1% pursuant to a Letter of Intent that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 13-month period. Investors may obtain a form of a Letter of Intent ("Letter") from their Morgan Keegan investment broker or the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

         The sales charge is waived on Class A shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Regions Financial Corporation ("Regions") (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of fund shares in an initial amount of more than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (a) common or collective trust funds maintained by a bank, (b) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and
(c) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission ("SEC"), if the following conditions are met: (i) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (ii) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (iii) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge is also waived on purchases of Class I shares through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

ADDITIONAL INFORMATION ON REDEMPTIONS

         Suspension of the right of redemption, or postponement of the date of payment, may be made (1) for any periods when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold.

                               VALUATION OF SHARES

         Net asset value of the fund's shares will be determined daily as of the close of the NYSE, on every day that the NYSE is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days when the NYSE is closed. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas. Investments in securities traded on national securities exchanges are stated at the last-reported sales price on the day of valuation. Securities traded in over-the-counter market and listed securities for which no sale was reported on that date are stated at the last-quoted bid price. Debt securities with remaining maturities of 60 days or less are valued at amortized cost or original cost plus accrued interest, both of which approximate market. When the fund believes that a market quote does not reflect a security's true value, the fund may substitute for the market value a fair value estimate made according to methods approved by the Board of Directors.

                               PURCHASE OF SHARES


CLASS A SHARES

         Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the fund in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distribution. An initial sales charge is not imposed on purchases of $1,000,000 or more of Class A shares; however, if those shares are redeemed within 12 months from date of purchase, a 1% contingent deferred sales charge ("CDSD") will be imposed at the time of redemption. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class A shares.

CLASS C SHARES

         Class C shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Class C shares that are redeemed within one year of purchase are subject to a CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES

         Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or a CDSC.

                             PERFORMANCE INFORMATION

         The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and shares, when redeemed, may be worth more or less than originally paid.

TOTAL RETURN CALCULATIONS

         Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

                          n
                  P(1 + T)          = ERV
where:            P                 = a hypothetical initial payment of $1,000
                  T                 = average annual total return
                  n                 = number of years
                ERV                 = ending redeemable value of a hypothetical
                                      $1,000 payment made at the beginning of
                                      that period

         Because each class of the fund has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of the fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

         In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

         The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

         The following tables show performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.


   Class                                   Class A       Class C      Class I
   (Inception Date)                       (8/28/00)     (8/28/00)    (8/28/00)
                                          ---------     ---------     -------
Inception to June 30, 2001
   Standardized Return*...............       7.82         11.67        13.60
   Non-Standardized  Return...........      13.20         12.80        13.60

         * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.75%. All Standardized Return figures for Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. Class I shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

OTHER INFORMATION

         From time to time the fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The

New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.

         The fund may also compare their performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S. government, the value of the fund's shares will fluctuate and shares, when redeemed, may be worth more or less than originally paid. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.

         The fund's Performance Advertisements may reference the history of the fund's Adviser and Sub-Adviser and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                          TAX-DEFERRED RETIREMENT PLANS

         As noted in the fund's Prospectus, an investment in the fund's shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

         If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70-1/2 or thereafter. Nondeductible contributions may also be made to an "education IRA" or a "Roth IRA," distributions from which are not taxable under certain circumstances.

         An investment in the fund's shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, when the distribution is rolled over into another qualified plan, or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

         Morgan Keegan will assist self-employed individuals to set up a retirement plan through which the fund's shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

         Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                             DIRECTORS AND OFFICERS

         The fund's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the fund as defined by the 1940 Act. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, unless otherwise indicated.

                                      Position with the fund and Principal
Name                                  Occupation During Past Five Years
----                                  ---------------------------------

Allen B. Morgan, Jr.*                 President and Director.  Mr. Morgan is
Age 59                                Chairman and Chief Executive Officer and
                                      Executive   Managing  Director  of  Morgan
                                      Keegan  &  Company,  Inc.  He  also  is  a
                                      Director of Morgan Asset Management,  Inc.
                                      and of Regions Financial Corporation.

James D. Witherington, Jr.            Director.  Mr. Witherington is President
845 Crossover Lane                    of SSM Corp. (management of venture
Suite 140                             capital funds).  He also serves as a
Memphis, Tennessee 38117              Director for several private companies.
Age 52

William Jefferies Mann                Director.  Mr. Mann is Chairman and
675 Oakleaf Office Lane               President of Mann Investments, Inc. (hotel
Suite 100                             investments/consulting).  He also serves
Memphis, Tennessee  38117             as a Director for Heavy Machines, Inc.
Age 68                                (equipment contractor).

James Stillman R. McFadden            Director.  Mr. McFadden is Vice President
670 South Cooper Street               of Sterling Equities, Inc. (private
Memphis, Tennessee  38104             equity financings).  He is also President
Age 44                                and Director of 1703, Inc. (restaurant
                                      management) and a Director of Starr
                                      Printing Co.

                                      Position with the fund and Principal
Name                                  Occupation During Past Five Years
----                                  ---------------------------------

Archie W. Willis III                  Honorary Director.  Mr. Willis is
119 South Main Street, Suite 303      President of Community Capital (financial
Memphis, Tennessee  28103             advisory and real estate development
Age 43                                consulting) and Vice President of
                                      Community Realty Company (real estate
                                      brokerage).  He was formerly a First Vice
                                      President of Morgan Keegan & Company, Inc.

Joseph C. Weller*                     Vice President, Treasurer & Assistant
Age 62                                Secretary.  Mr. Weller is Executive Vice
                                      President  and  Chief  Financial  Officer,
                                      Secretary   and  Treasurer  and  Executive
                                      Managing   Director  of  Morgan  Keegan  &
                                      Company, Inc. He also is a Director of Morgan Asset Management, Inc.

Charles D. Maxwell*                   Secretary and Assistant Treasurer. Mr.
Age 47                                Maxwell is a Managing Director and
                                      Assistant  Treasurer  of  Morgan  Keegan &
                                      Company, Inc. and  Secretary/Treasurer  of
                                      Morgan  Asset  Management,   Inc.  He  was
                                      formerly  a senior  manager  with  Ernst &
                                      Young (accountants) (1976-86).


TABLE OF COMPENSATION

                                                          Total Compensation
  Name and Position           Aggregate Compensation  in the Morgan Keegan funds
  with the Company               from the Company     Complex Paid to Directors
  ----------------               ----------------     -------------------------

Allen B. Morgan, Jr.                      $0                       $0
President and Director

James D. Witherington, Jr.              $8,000                   $8,000
Director

William Jeffries Mann                   $8,000                   $8,000
Director

James Stillman R. McFadden              $8,000                   $8,000
Director

Archie W. Willis III                    $8,000                   $8,000
Honorary Director

         Officers and directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Directors and Honorary Directors of the funds who are not interested persons of the Company (as that term is defined in the 1940 Act ("Independent Directors") will receive from each fund an annual retainer of $1,000 and a fee of $250 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

         The Company has a standing Audit and Contract Review Committee consisting of all the Independent Directors. The Audit and Contract Review Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit and Contract Review Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

         The Company has a Nominating Committee consisting of all the Independent Directors. The Nominating Committee's function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the Directors.


                             PRINCIPAL SHAREHOLDERS

         As of October 16, 2001, directors and officers owned in the aggregate less than 1% of the outstanding shares of and class of the fund. As of October 16, 2001, the following shareholders were shown in the Company's records as owning more than 5% of any class of a fund's shares:


     Fund Name                    Shareholder Name and Address*   Percentage of
                                                                      Shares
                                                                   Beneficially
                                                                   Owned as of
                                                                October 16, 2001

Morgan Keegan Select Financial          Willard R. Hill                   7.1%
Fund, Class A

Morgan Keegan Select                    New Beginning Family LP           5.3%
Financial Fund, Class A


Morgan Keegan Select                    Walter and Dorothy Dowdle        11.5%
Financial Fund, Class C

Morgan Keegan Select                    Harry M. Call                     5.1%
Financial Fund, Class C

Morgan Keegan Select                    Anthony and Novice Mason          5.5%
Financial Fund, Class I

Morgan Keegan Select                    Louis B. Stout Trust              5.4%
Financial Fund, Class I

     Fund Name                    Shareholder Name and Address*   Percentage of
                                                                      Shares
                                                                   Beneficially
                                                                   Owned as of
                                                                October 16, 2001


Morgan Keegan Select                    James L. Clayton                  5.4%
Financial Fund, Class I

Morgan Keegan Select Financial          E. Carl Krausnick                 5.4%
Fund, Class I

Morgan Keegan Select Financial          Robert E. Cruce                   5.3%
Fund, Class I


* The shareholders listed may be contacted c/o Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee, 38103.

                               INVESTMENT ADVISER

         Morgan Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of MK Holding, Inc., a wholly-owned subsidiary of Regions, serves as the fund's investment adviser and manager under an Investment Advisory and Administration Agreement ("Advisory Agreement"). The Advisory Agreement became effective as of June 25, 2001. The Advisory Agreement provides that, subject to overall supervision by the Board of Directors, the Adviser manages the investment and other affairs of the funds. The Adviser is obligated to furnish the funds with office space as well as with executive and other personnel necessary for the operation  of the funds.  In  addition,  the Adviser is  obligated to supply the
Board of Directors and officers of the funds with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of directors and officers of the fund who are employees of the Adviser and/or its affiliates.

         The fund bears all their other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the fund's shares; expenses of registering and qualifying fund's shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the fund's shareholders; costs of stationery; costs of shareholders and other meetings of the fund; compensation and expenses of the independent directors; and insurance covering the fund and its respective officers and directors. The fund is also liable for such nonrecurring expenses as may arise, including litigation to which the fund may be party. The fund also may have an obligation to indemnify its directors and officers with respect to any such litigation.

         The fund pays the Adviser a management fee at an annual rate of 1.00% of the fund's average daily net assets. For the fiscal period August 28, 2000 to June 30, 2001, the advisory fee paid to MAM was $116,402.

         The Board of Directors approves the Advisory Agreement for an initial two year period. Thereafter, it will be renewed annually, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the fund. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the directors of the fund who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The Advisory Agreement may be terminated by the Adviser or the fund, without penalty, on 60 days' written notice to the other, and will terminate automatically in the event of its assignment.

         Under the Advisory Agreement, the fund will have the non-exclusive right to use the name "Morgan Keegan" until the Agreement is terminated, or until the right is withdrawn in writing by the Adviser.

         T. S. J. Advisory Group, Inc. (the "Sub-Adviser") of Alpharetta, GA, serves as the sub-adviser to the fund pursuant to a Sub-Advisory Agreement that became effective as of August 28, 2000. Founded in 2000, T. Stephen Johnson, who also controls T. Stephen Johnson & Associates, Inc., a bank consulting firm and investment manager in the Southeast established in 1986, and W. James Stokes control the Sub-Adviser. The Sub-Advisory Agreement provides that, subject to the supervision and direction by the Board of Directors, the Sub-Adviser is responsible for a continuous investment program for the fund, including investment research and management for all securities and investments and cash equivalents in the fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the fund consistent with the fund's investment objective, policies and limitations described in the Prospectus and this SAI. Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund, except for a loss resulting from willful misfeasance, bad faith or negligence, on its part, in the performance of its services and duties, or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

         The Board of Directors approves the Sub-Advisory Agreement for an initial two-year period. Thereafter, it will be renewed annually, provided such continuance is approved by a majority of the Board of Directors or by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement terminates automatically upon its assignment or upon termination of the Advisory Agreement and is terminable (1) by the Company without penalty upon 60 days written notice to the Adviser and Sub-Adviser, (2) by MAM on 60 days written notice to the Company and the Sub-Adviser, (3) by the Sub-Adviser at any time after a year from the date of the Sub-Advisory Agreement on 60 days written notice to the Company and the Adviser.

         The Sub-Adviser bears all expenses incurred by it in connection with its services under the Sub-Advisory Agreement other than the cost of securities purchased for the fund. The Sub-Adviser does not have prior experience in managing the assets of investment companies.

         The Sub-Advisory Agreement provides that, as compensation for its services, the Sub-Adviser shall receive from the Adviser a fee of 0.75% of the fund's average daily net assets. The sub-advisory fee is paid by the Adviser and NOT the fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement and the Sub-Advisory Agreement, the Sub-Adviser is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, the fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), the liquidity the broker will provide and any risk assumed by the executing broker.

         The Sub-Adviser may give consideration to research, statistical and other services furnished by broker/dealers to the Sub-Adviser for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Sub-Adviser in connection with services to clients other than the funds. The Sub-Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal period August 28, 2000 to June 30, 2001, the fund paid brokerage commissions of $32,355 to brokers who provided research services.

         From time to time the fund may use Morgan Keegan as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Sub-Adviser will not cause the fund to pay Morgan Keegan any commission for affecting a securities transaction for the fund in excess of the usual and customary amount other broker/dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the fund on that exchange only if the fund expressly consents by written contract.

         The Sub-Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the fund will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers. For the fiscal period August 28, 2000 to June 30, 2001, brokerage commissions paid to Morgan Keegan constituted approximately 52% of all brokerage commissions paid by the fund in connection with 57% of the aggregate dollar amount of transactions involving the payment of commissions effected by the fund. Brokerage commissions paid to Morgan Keegan were $16,896 for the fiscal period August 28, 2000 to June 30, 2001.

         The fund may not buy securities from, or sell securities to, Morgan Keegan as principal. The fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

         Investment decisions for the fund are made independently from those of other accounts advised by the Sub-Adviser. However, the same security may be held in the portfolios of more than one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

         The Company, its adviser and distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Code of Ethics permits persons subject to the Code to invest in securities, including securities that may be purchased or held by the funds. The Code of Ethics describes the fiduciary duty owed to shareholders by covered persons and establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the funds.

         PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal period ended June 30, 2001, the fund's portfolio turnover rate was 23%.

                                   DISTRIBUTOR

         Morgan Keegan, which is owned by Regions, acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the Company and Morgan Keegan dated as of March 30, 2001 ("Underwriting Agreement"). The shares of the fund are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of the fund's shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of the fund's shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of fund shares.

         The fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (each a "Plan," collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, distribution and service fees will be paid at an aggregate annual rate of up to 0.50% for Class A shares, and 1.00% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

         For the fiscal period August 28, 2000 through June 30, 2001, the fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $62,218. For the fiscal period ended June 30, 2001, expenses paid for by Morgan Keegan for the fund included $37,331 for commissions and other compensation to employees, $4,979 for printing and mailing and $59,250 for promotional materials.

         Service fees and distribution fees paid by the fund to Morgan Keegan under the Plan may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the fund or non-interested director had a direct or indirect interest in the Plan or related agreements. The fund benefits from the Plan by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

         The Plan was approved, as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on August 21, 2000, including a majority of the directors who are not "interested persons" of the fund, as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement (the "Qualified Directors").

         In approving the Plan, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Board of Directors determined that there was a reasonable likelihood that the Plan would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plan enables the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in their operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Board of Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result of the Plans.

         The Plan may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the fund's outstanding voting securities of the applicable class. Termination of the Plan terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plan that would materially increase the service and distribution costs to the fund requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

         The Plan, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors of the fund.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.

         The Underwriting Agreement was approved by vote of the Board of Directors and the Qualified Directors on February 14, 2001. The Underwriting Agreement is subject to the same provisions for annual renewal as the Plan. In addition, the Underwriting Agreement will terminate upon assignment or upon 60 days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon 60 days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.

         Under the Underwriting Agreement and the prior Underwriting Agreement between the Company and Morgan Keegan for the Class A Shares for the fiscal period August 28, 2000 through June 30, 2001, Morgan Keegan earned and retained approximately $570,631 in sales charges.

         Morgan Keegan earned and retained approximately $2,139 as contingent deferred sales charges paid upon certain redemptions of shares for the fiscal period August 28, 2000 through June 30, 2001.

                        DESCRIPTION OF THE FUND'S SHARES

         The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this SAI, the Directors have authorized five series of shares (Morgan Keegan Financial Fund, Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Core Equity Fund and Utility Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C and Class I. Shares are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

         The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board of Directors and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

         Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

         Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. The fund's shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of each fund of the Company.

         The fund, its investment adviser and distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Codes of Ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the fund.

                           CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                     AND PORTFOLIO ACCOUNTING SERVICE AGENT

         Morgan Keegan serves as the transfer and dividend disbursing agent of the fund. For these services, Morgan Keegan receives from the fund a fee of $2,000 per month, or $24,000 per year.

         Morgan Keegan also provides accounting services to the fund. For these services, which include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services, Morgan Keegan receives from the fund a fee of $2,500 per month, or $30,000 per year.

         The fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

         State Street Bank and Trust Company, National Association, 108 Myrtle Street, Quincy, Massachusetts, 02171, serves as the fund's custodian.

                                  LEGAL COUNSEL

         Kirkpatrick   &  Lockhart  LLP,  1800   Massachusetts   Avenue,   N.W.,
Washington, D.C. 20036, serves as counsel to the fund and has passed upon certain matters in connection with this offering.

                          CERTIFIED PUBLIC ACCOUNTANTS

         KPMG LLP was the Company's independent certified public accountants for the period ended June 30, 2001. The financial information under the caption "Financial Highlights" in the Prospectus has been derived from the fund's financial statements contained in the fund's Annual Report to shareholders for the period August 28, 2000 through June 30, 2001 ("Annual Report"). Those financial statements have been examined by KPMG LLP whose report thereon also appears in the Annual Report and have been incorporated by reference in this Statement of Additional Information. KPMG LLP performed an audit of the fund's financial statements and will review the fund's federal and state income tax returns.